Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
June 30, 2013

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Geographic Diversification

Consolidated Properties

As of June 30, 2013
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,888	15%
Pennsylvania	3	874,474	8%
New York	1	729,734	7%
Georgia	2	691,582	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,225	5%
New Jersey	1	489,762	4%
Michigan	2	437,222	4%
Tennessee	1	417,963	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	3%
Connecticut	1	289,898	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,875	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total	36	10,785,352	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Deer Park, NY	1	741,981	33.33%
Texas City, TX	1	352,705	50.00%
Glendale, AZ	1	331,739	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	162,543	50.00%
Cookstown, ON	1	155,522	50.00%
Saint-Sauveur, QC	1	116,097	50.00%
Total	7	2,125,673

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 6/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12
Riverhead, NY	729,734	99%	98%	100%	99%	100%
Rehoboth Beach, DE	568,975	97%	98%	100%	100%	99%
Foley, AL	557,228	95%	96%	97%	98%	97%
Atlantic City, NJ	489,762	94%	94%	96%	96%	97%
San Marcos, TX	441,929	99%	99%	100%	100%	100%
Myrtle Beach Hwy 501, SC	425,247	100%	99%	98%	99%	99%
Sevierville, TN	417,963	99%	98%	100%	100%	99%
Jeffersonville, OH	411,776	100%	99%	100%	100%	99%
Myrtle Beach Hwy 17, SC	402,791	99%	100%	100%	99%	100%
Pittsburgh, PA	372,972	100%	100%	100%	100%	99%
Commerce II, GA	370,512	99%	100%	100%	100%	100%
Charleston, SC	365,107	98%	97%	100%	99%	96%
Howell, MI	324,652	100%	98%	96%	96%	94%
Locust Grove, GA	321,070	100%	100%	100%	100%	99%
Mebane, NC	318,910	100%	100%	100%	100%	100%
Gonzales, LA	318,666	99%	99%	100%	100%	100%
Branson, MO	302,922	100%	100%	100%	99%	97%
Park City, UT	298,391	99%	100%	100%	100%	100%
Westbrook, CT	289,898	98%	98%	100%	99%	97%
Williamsburg, IA	277,230	99%	99%	100%	100%	99%
Lincoln City, OR	270,212	98%	98%	99%	98%	97%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	95%	94%	91%	91%	90%
Hershey, PA	247,500	100%	100%	100%	99%	100%
Tilton, NH	245,698	100%	100%	100%	100%	99%
Hilton Head II, SC	206,544	98%	97%	100%	100%	100%
Fort Myers, FL	198,877	88%	94%	94%	93%	89%
Ocean City, MD	198,875	97%	89%	93%	93%	89%
Terrell, TX	177,800	97%	97%	96%	94%	94%
Hilton Head I, SC	177,199	100%	100%	100%	100%	100%
Barstow, CA	171,300	95%	94%	100%	100%	100%
West Branch, MI	112,570	98%	95%	100%	100%	100%
Blowing Rock, NC	104,154	99%	99%	99%	97%	97%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,785,352	98%	98%	99%	99%	98%

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Unconsolidated joint venture properties
Location	Total GLA 6/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12	% Occupied 6/30/12
Deer Park, NY	741,981	94%	92%	93%	92%	91%
Texas City, TX	352,705	97%	97%	97%	N/A	N/A
Glendale, AZ	331,739	97%	95%	94%	N/A	N/A
Wisconsin Dells, WI	265,086	100%	100%	98%	98%	99%
Bromont, QC	162,543	92%	89%	89%	N/A	N/A
Cookstown, ON	155,522	99%	97%	100%	100%	99%
Saint-Sauveur, QC	116,097	100%	100%	100%	N/A	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Major Tenants (1)

Ten Largest Tenants as of June 30, 2013
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	80	853,525	7.9%
Phillips-Van Heusen	127	666,350	6.2%
Dress Barn, Inc.	88	515,334	4.8%
Nike	35	376,940	3.5%
VF Outlet, Inc.	42	375,082	3.5%
Ann Taylor	45	308,480	2.8%
Adidas	40	305,470	2.8%
Polo Ralph Lauren	28	287,799	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	41	239,503	2.2%
Total of All Listed Above	585	4,205,124	39.0%

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Lease Expirations as of June 30, 2013

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Leasing Activity (1)

	3/31/2013	6/30/2013	9/30/2013	12/31/2013	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	90	28			118	92
Gross leasable area	293,535	92,258			385,793	318,630
New initial base rent per square foot	$26.97	$25.27			$26.56	$29.41
Prior expiring base rent per square foot	$23.35	$21.32			$22.86	$20.97
Percent increase	15.5%	18.5%			16.2%	40.3%

New straight line base rent per square foot	$29.76	$27.76			$29.28	$31.91
Prior straight line base rent per square foot	$22.52	$20.50			$22.03	$20.66
Percent increase	32.2%	35.4%			32.9%	54.5%

Renewed Space:
Number of leases	231	32			263	242
Gross leasable area	1,135,107	153,344			1,288,451	1,189,277
New initial base rent per square foot	$22.37	$21.85			$22.31	$21.02
Prior expiring base rent per square foot	$19.99	$19.49			$19.93	$19.18
Percent increase	11.9%	12.1%			11.9%	9.6%

New straight line base rent per square foot	$23.17	$22.70			$23.12	$21.74
Prior straight line base rent per square foot	$19.64	$18.54			$19.51	$18.96
Percent increase	18.0%	22.4%			18.5%	14.7%

Total Re-tenanted and Renewed Space:
Number of leases	321	60			381	334
Gross leasable area	1,428,642	245,602			1,674,244	1,507,907
New initial base rent per square foot	$23.32	$23.13			$23.29	$22.80
Prior expiring base rent per square foot	$20.68	$20.18			$20.61	$19.56
Percent increase	12.6%	14.7%			13.0%	16.6%

New straight line base rent per square foot	$24.52	$24.60			$24.54	$23.89
Prior straight line base rent per square foot	$20.23	$19.28			$20.09	$19.32
Percent increase	21.2%	27.6%			22.1%	23.7%

(1)	Excludes seven unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Consolidated Balance Sheets (dollars in thousands)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
ASSETS
Rental property
Land	$148,003	$148,002	$148,002	$148,002	$148,002
Buildings, improvements and fixtures	1,821,404	1,802,160	1,796,042	1,793,963	1,787,050
Construction in progress	2,531	6,336	3,308	—	—
	1,971,938	1,956,498	1,947,352	1,941,965	1,935,052
Accumulated depreciation	(618,644)	(600,713)	(582,859)	(565,521)	(547,167)
Total rental property, net	1,353,294	1,355,785	1,364,493	1,376,444	1,387,885
Cash and cash equivalents	5,450	2,691	10,335	9,511	11,855
Investments in unconsolidated joint ventures	162,094	133,982	126,632	82,676	72,394
Deferred lease costs and other intangibles, net	94,192	97,328	101,040	104,496	109,850
Deferred debt origination costs, net	7,921	8,534	9,083	9,619	10,219
Prepaids and other assets	69,205	63,353	60,842	56,211	50,172
Total assets	$1,692,156	$1,661,673	$1,672,425	$1,638,957	$1,642,375
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$548,174	$548,103	$548,033	$547,964	$547,896
Unsecured term loans, net of discounts	259,528	259,491	259,453	259,416	259,380
Mortgages payable, including premiums	104,237	105,346	107,745	108,672	109,583
Unsecured lines of credit	213,100	174,917	178,306	136,769	141,224
Total debt	1,125,039	1,087,857	1,093,537	1,052,821	1,058,083
Construction trade payables	5,595	7,744	7,084	10,525	14,746
Accounts payable & accruals	34,806	37,957	41,149	46,087	38,011
Other liabilities	16,422	16,676	16,780	16,429	16,283
Total liabilities	1,181,862	1,150,234	1,158,550	1,125,862	1,127,123
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	944	944	941	939	935
Paid in capital	771,265	768,702	766,056	762,821	758,381
Accumulated distributions in excess of net income	(294,237)	(289,880)	(285,588)	(283,943)	(279,657)
Accumulated other comprehensive income	1,343	1,179	1,200	1,252	1,405
Equity attributable to Tanger Factory Outlet Centers, Inc.	479,315	480,945	482,609	481,069	481,064
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	24,100	24,184	24,432	25,218	27,386
Noncontrolling interest in other consolidated partnerships	6,879	6,310	6,834	6,808	6,802
Total equity	510,294	511,439	513,875	513,095	515,252
Total liabilities and equity	$1,692,156	$1,661,673	$1,672,425	$1,638,957	$1,642,375

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
REVENUES
Base rentals	$61,046	$59,244	$59,769	$59,662	$58,583	$120,290	$115,802
Percentage rentals	1,855	2,017	4,630	3,180	1,618	3,872	3,362
Expense reimbursements	25,824	25,306	27,333	24,908	25,196	51,130	48,869
Other income	2,290	2,122	3,204	2,733	1,938	4,412	3,545
Total revenues	91,015	88,689	94,936	90,483	87,335	179,704	171,578
EXPENSES
Property operating	28,821	28,135	29,481	27,614	27,977	56,956	54,065
General & administrative	9,914	9,572	9,715	9,018	8,699	19,486	18,719
Acquisition costs	252	179	117	—	—	431	—
Depreciation and amortization	22,172	22,288	23,436	24,809	24,923	44,460	50,438
Total expenses	61,159	60,174	62,749	61,441	61,599	121,333	123,222
Operating income	29,856	28,515	32,187	29,042	25,736	58,371	48,356
Interest expense	12,583	12,876	12,752	12,317	12,411	25,459	24,745
Income before equity in losses of unconsolidated joint ventures	17,273	15,639	19,435	16,725	13,325	32,912	23,611
Equity in earnings (losses) of unconsolidated joint ventures	503	590	(421)	(555)	(867)	1,093	(2,319)
Net income	17,776	16,229	19,014	16,170	12,458	34,005	21,292
Noncontrolling interests in Operating Partnership	(859)	(789)	(952)	(836)	(766)	(1,648)	(1,479)
Noncontrolling interests in other consolidated partnerships	(29)	(1)	(6)	(7)	25	(30)	32
Net income attributable to Tanger Factory Outlet Centers, Inc.	16,888	15,439	18,056	15,327	11,717	32,327	19,845
Allocation to participating securities	(231)	(194)	(208)	(209)	(209)	(425)	(367)
Net income available to common shareholders	$16,657	$15,245	$17,848	$15,118	$11,508	$31,902	$19,478
Basic earnings per common share
Net income	$0.18	$0.16	$0.19	$0.16	$0.13	$0.34	$0.21
Diluted earnings per common share
Net income	$0.18	$0.16	$0.19	$0.16	$0.12	$0.34	$0.21
Weighted average common shares
Basic	93,331	93,132	92,845	92,674	91,717	93,232	90,694
Diluted	94,207	94,043	93,807	93,647	92,816	94,108	91,775

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Funds from operations:
Net income	$17,776	$16,229	$19,014	$16,170	$12,458	$34,005	$21,292
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	21,867	22,043	23,217	24,532	24,710	43,910	50,011
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	3,431	3,173	2,996	1,641	1,653	6,604	3,468
Impairment charge - unconsolidated joint ventures	—	—	—	—	140	—	140
Funds from operations	43,074	41,445	45,227	42,343	38,961	84,519	74,911
FFO attributable to noncontrolling interests in other consolidated partnerships	(66)	(7)	(36)	(4)	16	(73)	14
Allocation to participating securities	(461)	(425)	(451)	(425)	(391)	(887)	(698)
Funds from operations available to common shareholders	$42,547	$41,013	$44,740	$41,914	$38,586	$83,559	$74,227
Funds from operations per share	$0.43	$0.42	$0.45	$0.42	$0.39	$0.85	$0.75
Funds available for distribution to common shareholders:
Funds from operations	$42,547	$41,013	$44,740	$41,914	$38,586	$83,559	$74,227
Adjusted for -
Corporate depreciation excluded above	305	245	219	276	214	550	428
Amortization of finance costs	598	603	591	576	585	1,201	1,146
Amortization of net debt discount (premium)	(252)	(261)	(254)	(253)	(252)	(513)	(500)
Amortization of share-based compensation	2,939	2,460	2,338	2,339	2,313	5,399	5,619
Straight line rent adjustment	(1,393)	(1,087)	(783)	(1,009)	(860)	(2,480)	(1,857)
Market rent adjustment	181	(27)	141	(59)	(196)	154	(430)
2nd generation tenant allowances	(5,442)	(1,885)	(5,901)	(1,297)	(3,179)	(7,327)	(8,716)
Capital improvements	(6,735)	(2,882)	(1,410)	(2,951)	(2,500)	(9,617)	(3,391)
Adjustments from unconsolidated joint ventures	(220)	(30)	17	257	78	(250)	246
Funds available for distribution	$32,528	$38,149	$39,698	$39,793	$34,789	$70,676	$66,772
Funds available for distribution per share	$0.33	$0.39	$0.40	$0.40	$0.35	$0.71	$0.68
Dividends paid per share	$0.23	$0.21	$0.21	$0.21	$0.21	$0.44	$0.41
FFO payout ratio	53%	50%	47%	50%	54%	52%	55%
FAD payout ratio	70%	54%	53%	53%	60%	62%	60%
Diluted weighted average common shs.	98,955	98,798	98,699	98,699	98,812	98,859	98,702

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Unconsolidated Joint Venture Information

The following table details certain information as of June 30, 2013, except for Net Operating Income ("NOI") which is for the six months ended June 30, 2013, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Deer Park	Deer Park, Long Island NY	33.3%	741,981	$86.5	$3.1	$82.3

Galveston/Houston	Texas City, TX	50.0%	352,705	40.7	2.2	—

National Harbor (1)	Washington D.C. Metro Area	50.0%	—	23.0	—	2.1

RioCan Canada (2)	Various	50.0%	434,162	90.7	2.1	9.4

Westgate	Glendale, AZ	58.0%	331,739	42.3	2.3	24.5

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.2	1.1	12.1

Other				0.1	—	—

Total				$298.5	$10.8	$130.4

(1)	Center is currently under development.

(2)
Includes a 155,522 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 162,543 square foot center in Bromont, Quebec and a 116,097 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario and due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Unconsolidated Joint Venture Information
Summary Combined Balance Sheets (dollars in thousands)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	Tanger's Share as of 6/30/13
Assets
Land	$94,961	$95,748	$96,455	$64,321	$63,269	$40,751
Buildings, improvements and fixtures	493,100	495,958	493,424	295,593	295,020	211,377
Construction in progress, including land	90,413	21,974	16,338	127,379	99,310	45,207
	678,474	613,680	606,217	487,293	457,599	297,335
Accumulated depreciation	(74,642)	(68,667)	(62,547)	(57,067)	(53,192)	(28,798)
Total rental property, net	603,832	545,013	543,670	430,226	404,407	268,537
Assets held for sale (1)	—	—	1,828	1,821	1,800	—
Cash and cash equivalents	16,511	20,531	21,879	10,778	16,855	8,058
Deferred lease costs, net	21,285	23,080	24,411	13,586	13,514	10,486
Deferred debt origination costs, net	4,025	4,399	5,213	5,773	6,566	1,626
Prepaids and other assets	26,181	24,900	25,350	21,396	16,386	9,814
Total assets	$671,834	$617,923	$622,351	$483,580	$459,528	$298,521

Liabilities & Owners' Equity
Mortgages payable	$336,338	$329,262	$325,192	$288,978	$273,034	$130,391
Construction trade payables	10,842	14,232	21,734	14,506	23,135	5,542
Accounts payable & other liabilities	14,830	16,726	31,944	26,125	25,641	5,848
Total liabilities	362,010	360,220	378,870	329,609	321,810	141,781
Owners' equity	309,824	257,703	243,481	153,971	137,718	156,740
Total liabilities & owners' equity	$671,834	$617,923	$622,351	$483,580	$459,528	$298,521

(1)	Assets related to our Deer Park Warehouse joint venture, which were sold in March 2013.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Unconsolidated Joint Venture Information
Summary Combined Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Revenues	$20,553	$21,395	$19,687	$11,985	$11,606	$41,948	$23,264
Expenses
Property operating	8,546	9,140	9,183	5,521	5,083	17,686	9,974
General & administrative	166	148	205	365	237	314	400
Acquisition costs	53	421	733	—	—	474	704
Abandoned development costs	134	—	57	—	436	134	1,310
Impairment charge	—	—	—	—	420	—	420
Depreciation & amortization	7,584	7,384	6,723	4,283	4,300	14,968	8,908
Total expenses	16,483	17,093	16,901	10,169	10,476	33,576	21,716
Operating income	4,070	4,302	2,786	1,816	1,130	8,372	1,548
Interest expense	3,514	4,052	3,793	3,540	3,598	7,566	7,427
Net income (loss)	$556	$250	$(1,007)	$(1,724)	$(2,468)	$806	$(5,879)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$5,334	$5,443	$4,326	$2,303	$2,379	$10,778	$4,905
Net income (loss)	$503	$590	$(421)	$(555)	$(867)	$1,093	$(2,319)
Depreciation and impairments (real estate related)	$3,431	$3,173	$2,996	$1,641	$1,793	$6,604	$3,608

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

External Growth Pipeline Summary
Represents Tanger's expectations as of July 30, 2013

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
National Harbor, Washington, D.C. metro area	340	$99 - $101	50%	9% - 10%	November 2013
Foxwoods, Mashantucket, CT (2)	312	$110 - $120	67%	(1)	2H 2014
Charlotte, NC	400	$85 - $95	50%	(1)	2H 2014
Columbus, OH	350	$75 - $85	50%	(1)	2H 2014
Scottsdale, AZ	220	$45 - $55	100%	(1)	1H 2015

Expansions
Sevierville, TN	20	$4 - $4.5	100%	11.5% - 12.5%	3Q 2013
Park City, UT	21	$5.5 - $6.5	100%	9.5 - 10.5%	3Q 2014

CANADA:
New development
Kanata, ON (Ottawa)	303	$115 - $120	50%	8% - 9%	3Q 2014

Expansions
Cookstown, ON (N. Toronto)	153	$65 - $75	50%	5.5% - 6.5%	3Q 2014
Saint-Sauveur, QC (NW Montreal)	20	$5.5 - $6.5	50%	(1)	2H 2014

(1)	While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Company estimates, projections and judgments with respect to approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment prior to and during the development process. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2013
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$213,100	Libor + 1.10%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.60%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,298)
Total unsecured debt	1,020,802
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,287)	54,038	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $240)	18,607	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $1,289)	31,592	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	104,237
Tanger's share of unconsolidated JV debt:
Deer Park (3)	82,314	Libor + 3.50 - 5.00%		5/17/2014
National Harbor (4)	2,118	Libor + 1.65		5/16/2016
RioCan Canada (including premium of $643) (5)	9,332	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (6)	24,502	Libor + 1.75%		6/27/2015
Wisconsin Dells (7)	12,125	Libor + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$130,391

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 17.5 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
In December 2011, the joint venture refinanced its mortgage and mezzanine loans, totaling $246.9 million. The non-default interest rates for the mortgage and mezzanine loans are LIBOR + 3.50% and LIBOR + 5.00%, respectively with a maturity date of May 17, 2014. The loans require certain financial covenants, such as debt service coverage and loan to value ratios, to be met at various measurement dates. Based on the administrative agent bank's calculation of Deer Park's debt service coverage ratio utilizing financial information as of December 31, 2012, the joint venture was not in compliance with the coverage ratio. As a result, on March 22, 2013, the lender group placed Deer Park in default and also notified Deer Park that the default interest rates would accrue from April 1st until the default is cured. The default interest rates for the mortgage and mezzanine loans are PRIME + 7.5% and LIBOR + 9%, respectively.

On July 25, 2013, the lenders for both the mortgage and the mezzanine loans and Deer Park entered into forbearance agreements whereby the lenders and Deer Park agreed, among other things, that (1) the partners would make an immediate principal reduction of $10 million toward the mortgage on the date of the agreement, (2) default interest through June 30, 2013 would be permanently waived and (3) default interest from July 1st forward would continue to accrue but shall be waived subject to the loans being repaid in full by August 30, 2013. On July 25, 2013, the partners of Deer Park funded the principal payment of $10 million.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

(4)
In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million, which carries an interest rate of LIBOR + 1.65%. As of June 30, 2013, the balance on the loan was $4.2 million.

(5)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan joint venture in November 2012. The mortgages have a balance of $17.4 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(6)
In June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million, which carries an interest rate of LIBOR + 1.75%. As of June 30, 2013, the balance on the loan was $42.2 million.

(7)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2013
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2013	$1,723	$159	$1,882
2014	3,603	82,646	86,249
2015	495,443	25,633	521,076
2016	30,283	2,443	32,726
2017	3,008	344	3,352
2018	3,184	364	3,548
2019	253,369	385	253,754
2020	303,566	5,649	309,215
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023 & thereafter	17,113	—	17,113
	$1,121,521	$129,748	$1,251,269
Net Premiums on Debt	3,518	643	4,161
	$1,125,039	$130,391	$1,255,430
Senior Unsecured Notes Financial Covenants (1)

As of June 30, 2013
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	4%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	193%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.65	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2013